Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Mark Benson
	509.835.1521	509.835.1513

PotlatchDeltic Corporation Reports Third Quarter 2018 Results

SPOKANE, Wash., October 29, 2018 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $60.4 million, or $0.93 per diluted share, on revenues of $289.2 million for the quarter ended September 30, 2018.

Third Quarter 2018 Highlights

•	Consolidated Adjusted EBITDDA of $101.8 million and Adjusted EBITDDA margin of 35%
•	Wood Products Adjusted EBITDDA of $46.5 million and Adjusted EBITDDA margin of 23%
•	Achieved $51 million in after-tax annual cash synergy run rate target as of September 30, 2018 and ahead of schedule

“All three of our business segments delivered strong results in the third quarter and the financial objectives of the Deltic merger have exceeded our expectations,” said Mike Covey, chairman and chief executive officer. “In the fourth quarter we will pay a special distribution of $3.54 per share. Lumber market fundamentals remain strong despite the recent decline in lumber prices,” stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q3 2018	Q2 2018	Q3 2017
Revenues	$289.2	$268.2	$190.4
Net income	$60.4	$46.1	$33.7
Weighted average shares outstanding, diluted (in thousands)	64,722	63,316	41,250
Net income per diluted share	$0.93	$0.73	$0.82

Adjusted net income	$56.0	$47.2	$38.7
Adjusted net income per diluted share	$0.87	$0.75	$0.94

Adjusted EBITDDA	$101.8	$94.2	$62.2
Distribution per share	$0.40	$0.40	$0.375
Net cash from operations	$53.0	$60.5	$50.0
Cash and cash equivalents	$137.5	$125.7	$116.8

Consolidated results include Deltic Timber beginning February 21, 2018. The financial statements included within this release do not include Deltic Timber’s financial results for any period prior to the merger date.

Business Performance: Q3 2018 vs. Q2 2018

Resource

Third Quarter 2018 Highlights

•	Northern harvest volume increased due to more operating days
•	Northern sawlog prices increased 6% mostly due to seasonally lighter logs
•	Southern harvest operations were hampered by unseasonably wet weather
•	Log & haul costs increased due to higher Northern harvest volume

($ in millions)	Q3 2018	Q2 2018	$ Change
Segment Revenues	$111.4	$92.5	$18.9

Adjusted EBITDDA	$58.7	$43.7	$15.0

Wood Products

Third Quarter 2018 Highlights

•	Lumber shipments increased 25 MMBF; reflects progress on shortfall caused by Q2 2018 transportation issues
•	Lumber pricing declined 6%
•	Net decrease in panel EBITDDA due to annual maintenance shutdown at the MDF plant
($ in millions)	Q3 2018	Q2 2018	$ Change
Segment Revenues	$199.0	$193.6	$5.4

Adjusted EBITDDA	$46.5	$51.5	$(5.0)

Real Estate

Third Quarter 2018 Highlights

•	Sold 3,160 acres of rural real estate at an average price of $2,600 per acre
•	No commercial acreage sales in Chenal Valley; expect higher rooftop density to spur interest

($ in millions)	Q3 2018	Q2 2018	$ Change
Segment Revenues	$11.2	$16.4	$(5.2)

Adjusted EBITDDA	$7.4	$12.3	$(4.9)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Monday, October 29, 2018, at 8:00 a.m. Pacific Time (11:00 a.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investor Resources link or by conference call at 1-866-393-8403 for U.S./Canada and 1-706-679-7929 for international callers. Participants will be asked to provide conference I.D. number 5245998. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until November 5, 2018 by calling

1-800-585-8367 for U.S./Canada or 1-404-537-3406 for international callers. Callers must enter conference I.D. number 5245998 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 2 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a medium density fiberboard plant, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the U.S. housing market; strong repair and remodel market; lumber demand and pricing; the direction of our business markets, business conditions, pricing; the expected synergies and operational efficiencies from the Deltic merger; the estimated distribution of Deltic’s accumulated earnings and profits; and the integration of Deltic’s operations and similar matters. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about Potlatch. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies; changes in interest rates; changes in the level of construction activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; the possibility that any of the anticipated benefits of the merger will not be realized or will not be realized within the expected time period; the risk that integration of Deltic’s operations with those of Potlatch will be materially delayed or will be more costly or difficult than expected; the effect of the merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees or customers); the estimation of Deltic’s accumulated earnings and profits is preliminary and may change with further due diligence; and the other factors described in Potlatch’s Annual Report on Form 10-K and in the company’s other filings with the SEC. Potlatch assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Income

Unaudited

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands, except per share amounts)	2018	2018	2017	2018	2017
Revenues	$289,199	$268,233	$190,441	$757,329	$503,351
Costs and expenses:
Cost of goods sold[1]	195,584	180,906	124,727	515,645	348,581
Selling, general and administrative expenses[1]	14,901	16,892	13,240	45,449	37,687
Deltic merger-related costs	972	1,018	27	21,245	27
Environmental charges for Avery Landing	—	—	4,978	—	4,978
Loss (gain) on lumber price swap	—	—	2,080	—	(1,185)
	211,457	198,816	145,052	582,339	390,088
Operating income	77,742	69,417	45,389	174,990	113,263
Interest expense, net	(10,109)	(9,356)	(7,336)	(25,125)	(19,654)
Non-operating pension and other postretirement costs[1]	(1,942)	(1,908)	(1,596)	(5,707)	(4,788)
Income before income taxes	65,691	58,153	36,457	144,158	88,821
Income taxes	(5,355)	(12,005)	(2,757)	(23,077)	(13,956)
Net income	$60,336	$46,148	$33,700	$121,081	$74,865

Net income per share:
Basic	$0.96	$0.73	$0.83	$2.06	$1.83
Diluted	$0.93	$0.73	$0.82	$2.03	$1.82
Dividends per share	$0.40	$0.40	$0.375	$1.20	$1.13
Weighted-average shares outstanding (in thousands):
Basic	62,986	62,980	40,829	58,765	40,814
Diluted	64,722	63,316	41,250	59,542	41,183
[1]

We adopted ASU No. 2017-07, Compensation – Retirement Benefits (Topic 715), Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, retrospectively on January 1, 2018 and have reclassified non-service costs from operating expenses to non-operating costs. There was no change to income before income taxes.

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(Dollars in thousands)	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$137,535	$120,457
Customer receivables, net	39,029	11,240
Inventories	73,864	50,132
Other current assets	18,988	11,478
Total current assets	269,416	193,307
Property, plant and equipment, net	340,146	77,229
Investment in real estate held for development and sale	76,523	—
Timber and timberlands, net	1,684,049	654,476
Deferred tax assets, net	—	19,796
Trade name and customer relationships intangibles	19,241	—
Other long-term assets	23,696	8,271
Total assets	$2,413,071	$953,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Distribution payable[1]	$222,000	$—
Accounts payable and accrued liabilities	80,258	55,201
Current portion of long-term debt	—	14,263
Current portion of pension and other postretirement employee benefits	6,088	5,334
Total current liabilities	308,346	74,798
Long-term debt	783,899	559,056
Pension and other postretirement employee benefits	89,035	103,524
Deferred tax liabilities, net	38,575	—
Other long-term obligations	14,147	15,159
Total liabilities	1,234,002	752,537
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value	62,755	40,612
Additional paid-in capital	1,483,750	359,144
Accumulated deficit[1]	(256,280)	(104,363)
Accumulated other comprehensive loss	(111,156)	(94,851)
Total stockholders’ equity	1,179,069	200,542
Total liabilities and stockholders' equity	$2,413,071	$953,079

[1]

A special distribution of $222 million was declared August 30, 2018 and is payable November 15, 2018.  The special distribution represents the accumulated earnings and profits of Deltic Timber Corporation as of February 20, 2018, the date Deltic merged into a wholly-owned subsidiary of PotlatchDeltic.  Up to 20%, or $44.4 million, of the special distribution will be paid in cash with the balance of the special distribution to be paid in shares of PotlatchDeltic’s common stock.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	For the three months ended			For the nine months ended
(Dollars in thousands)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$60,336	$46,148	$33,700	$121,081	$74,865
Adjustments:
Depreciation, depletion and amortization	19,445	21,605	8,565	53,685	21,908
Basis of real estate sold	4,248	2,820	579	10,673	6,351
Change in deferred taxes	11,081	3,856	(2,169)	13,879	(925)
Pension and other postretirement employee benefits	4,222	4,185	3,288	12,221	9,863
Equity-based compensation expense	1,629	1,795	1,188	6,518	3,536
Other, net	(549)	(129)	(484)	(1,220)	(1,467)
Change in working capital and operating-related activities, net	(1,982)	(18,782)	10,570	(13,289)	20,489
Real estate development expenditures	(1,416)	(1,057)	—	(3,081)	—
Funding of qualified pension plans	(44,001)	—	(5,275)	(52,099)	(5,275)
Net cash from operating activities	53,013	60,441	49,962	148,368	129,345

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(7,123)	(7,741)	(3,506)	(18,496)	(9,445)
Timberlands reforestation and roads	(5,345)	(4,259)	(5,785)	(12,464)	(11,577)
Acquisition of timber and timberlands	(3)	(163)	(18,901)	(166)	(22,033)
Other, net	124	299	(32)	655	(106)
Cash and cash equivalents acquired in merger	—	—	—	3,419	—
Net cash from investing activities	(12,347)	(11,864)	(28,224)	(27,052)	(43,161)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends to common stockholders	(25,102)	(25,101)	(15,229)	(75,305)	(45,686)
Proceeds from Potlatch revolving line of credit	—	—	—	100,000	—
Repayment of Potlatch revolving line of credit	—	—	—	(100,000)	—
Revolving line of credit repayment attributable to Deltic	—	—	—	(106,000)	—
Proceeds from issue of long-term debt	—	—	—	100,000	—
Repayment of long-term debt	—	—	—	(14,250)	(5,000)
Debt issuance costs	(25)	—	—	(2,434)	—
Other, net	(15)	(97)	(30)	(2,541)	(1,279)
Net cash from financing activities	(25,142)	(25,198)	(15,259)	(100,530)	(51,965)
Change in cash, cash equivalents and restricted cash	15,524	23,379	6,479	20,786	34,219
Cash, cash equivalents and restricted cash, beginning	125,719	102,340	110,324	120,457	82,584
Cash, cash equivalents and restricted cash, ending	$141,243	$125,719	$116,803	$141,243	$116,803

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the condensed consolidated balance sheets that sum to the total of the same such amounts shown in the condensed consolidated statements of cash flows.

	Nine Months Ended September 30,
(Dollars in thousands)	2018	2017
Cash and cash equivalents	$137,535	$116,803
Restricted cash included in other long-term assets[1]	3,708	—
Total cash, cash equivalents, and restricted cash	$141,243	$116,803

1	Amounts included in restricted cash represent proceeds held by a qualified intermediary that are intended to be reinvested in timber and timberlands.

PotlatchDeltic Corporation

Segment Information

Unaudited

	For the three months ended			Nine Months Ended
	September 30,	June 30,	September 30,	June 30,
(Dollars in thousands)	2018	2018	2017	2018	2017
Revenues
Resource	$111,421	$92,511	$94,705	$280,438	$202,397
Wood Products	199,025	193,585	116,487	532,425	326,608
Real Estate	11,233	16,431	3,282	38,219	25,922
	321,679	302,527	214,474	851,082	554,927
Intersegment Resource revenues	(32,480)	(34,294)	(24,033)	(93,753)	(51,576)
Consolidated revenues	$289,199	$268,233	$190,441	$757,329	$503,351

Adjusted EBITDDA[1]
Resource	$58,680	$43,691	$48,034	$140,068	$91,200
Wood Products	46,446	51,566	24,395	126,962	58,660
Real Estate	7,467	12,300	2,094	27,769	22,333
Corporate	(8,989)	(11,264)	(9,108)	(28,969)	(25,809)
Eliminations and adjustments	(1,794)	(2,085)	(3,180)	(5,080)	(1,152)
Total Adjusted EBITDDA	101,810	94,208	62,235	260,750	145,232
Basis of real estate sold	(4,248)	(2,820)	(579)	(10,673)	(6,351)
Depreciation, depletion and amortization	(18,836)	(20,950)	(8,196)	(51,982)	(20,796)
Interest expense, net	(10,109)	(9,356)	(7,336)	(25,125)	(19,654)
Non-operating pension and other postretirement employee benefits	(1,942)	(1,908)	(1,596)	(5,707)	(4,788)
Gain (loss) on fixed assets	(12)	(3)	—	(11)	(16)
Lumber price swap[2]	—	—	(3,066)	—	199
Environmental charges for Avery Landing	—	—	(4,978)	—	(4,978)
Inventory purchase price adjustment in cost of goods sold	—	—	—	(1,849)	—
Deltic merger-related costs	(972)	(1,018)	(27)	(21,245)	(27)
Income before income taxes	$65,691	$58,153	$36,457	$144,158	$88,821

Depreciation, depletion and amortization
Resource	$12,730	$14,598	$6,207	$35,974	$14,865
Wood Products	5,827	6,069	1,821	15,250	5,487
Real Estate	81	77	—	198	1
Corporate	198	206	168	560	443
	18,836	20,950	8,196	51,982	20,796
Bond discounts and deferred loan fees[3]	609	655	369	1,703	1,112
Total depreciation, depletion and amortization	$19,445	$21,605	$8,565	$53,685	$21,908

Basis of real estate sold
Real Estate	$4,267	$2,896	$618	$10,886	$6,474
Eliminations and adjustments	(19)	(76)	(39)	(213)	(123)
Total basis of real estate sold	$4,248	$2,820	$579	$10,673	$6,351

[1]	Management uses adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of consolidated Adjusted EBITDDA on page 9, Reconciliations.
[2]	Includes change in unrealized (gain) loss and $1 million in cash settlements.
[3]	Bond discounts and deferred loan fees are included in interest expense, net in the Consolidated Statements of Income.

PotlatchDeltic Corporation

Reconciliations

	For the three months ended			For the nine months ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2018	2018	2017	2018	2017
Adjusted EBITDDA
Net income (GAAP)	$60,336	$46,148	$33,700	$121,081	$74,865
Interest, net	10,109	9,356	7,336	25,125	19,654
Income tax provision	5,355	12,005	2,757	23,077	13,956
Depreciation, depletion and amortization	18,836	20,950	8,196	51,982	20,796
Basis of real estate sold	4,248	2,820	579	10,673	6,351
Non-operating pension and other postretirement benefit costs	1,942	1,908	1,596	5,707	4,788
Deltic merger-related costs	972	1,018	27	21,245	27
Inventory purchase price adjustment in cost of goods sold	—	—	—	1,849	—
Lumber price swap[1]	—	—	3,066	—	(199)
Environmental charge for Avery Landing	—	—	4,978	—	4,978
Loss on fixed assets	12	3	—	11	16
Adjusted EBITDDA	$101,810	$94,208	$62,235	$260,750	$145,232

Adjusted net income
Net income (GAAP)	$60,336	$46,148	$33,700	$121,081	$74,865
Special items:
Deltic merger-related costs	972	1,018	27	21,245	27
Lumber price swap, after tax[1]	—	—	1,870	—	(121)
Environmental charge for Avery Landing, after tax	—	—	3,037	—	3,037
Tax adustments[2]	(5,327)	—	—	(5,327)	—
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	—	1,368	—
Adjusted net income	$55,981	$47,166	$38,634	$138,367	$77,808

Adjusted net income per share
Net income per diluted share (GAAP)	$0.93	$0.73	$0.82	$2.03	$1.82
Special items:
Deltic merger-related costs	0.02	0.02	—	0.36	—
Environmental charge for Avery Landing, after tax	—	—	0.07	—	0.07
Tax adjustments[2]	(0.08)	—	—	(0.09)	—
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	—	0.02	—
Lumber price swap, after tax	—	—	0.05	—	—
Adjusted net income per diluted share	$0.87	$0.75	$0.94	$2.32	$1.89

[1]	Adjustment includes change in unrealized (gain) loss and $1 million in cash settlements.
[2]	During the third quarter 2018, we recorded a tax benefit primarily related to deducting contributions to our qualified pension plans at the higher 2017 income tax rate.